UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2004

UROPLASTY, INC.

(Exact name of registrant as specified in charter)

000-20989	41-1719250

(Commission File No.)	(IRS Employer Identification No.)

Minnesota

(State or other jurisdiction of incorporation or organization)

2718 Summer Street NE
Minneapolis, Minnesota 55413-2820

(Address of principal executive offices)

612-378-1180

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On December 16, 2004, Uroplasty, Inc. announced that it had entered into a letter of intent with CystoMedix, Inc., a Minnesota corporation, pursuant to which Uroplasty expressed its intention to pursue an acquisition of CystoMedix.

     A copy of Uroplasty’s press release announcing its intent to acquire CystoMedix is attached as an exhibit to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

     99.1      Press Release, dated December 16, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 16, 2004

UROPLASTY, INC.
By:	/s/ DANIEL G. HOLMAN
Daniel G. Holman
President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

     Exhibit 99.1       Press Release, dated December 16, 2004

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